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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2002


                           FIRST STATE BANCORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)

                   001-12487                    85-0366665
           (Commission File Number) (IRS Employer Identification No.)

               7900 Jefferson, N.E., Albuquerque, New Mexico 87109 (Address of Principal Executive Offices) (Zip Code)

                                 (505) 241-7500
              (Registrant's Telephone Number, Including Area Code)

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Item 5. Other Events.

     On August 8, 2002, the Registrant issued a News Release announcing the sale of 2.1 million shares of its common stock to an underwriting group led by Keefe, Bruyette & Woods, Inc. A copy of the News Release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Items (a) and (b) are inapplicable.

        Item (c) Exhibits.

Exhibit 99.1    News Release issued by the Registrant, dated August 8, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST STATE BANCORPORATION

Date:  August 9, 2002                   By:  /s/  Brian C. Reinhardt
                                            ---------------------------------
                                               Brian C. Reinhardt
                                               Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.1     Press release dated August 8, 2002.